Prospectus Supplement — May 2, 2011
	Prospectus	Prospectus
Fund	Form #	Effective Date
Variable Portfolio — Aggressive Portfolio	S-6534-99	April 29, 2011
Variable Portfolio — Conservative Portfolio	S-6534-99	April 29, 2011
Variable Portfolio — Moderately Aggressive Portfolio	S-6534-99	April 29, 2011
Variable Portfolio — Moderately Conservative Portfolio	S-6534-99	April 29, 2011
Variable Portfolio — Moderate Portfolio	S-6534-99	April 29, 2011

The following changes are hereby made to the prospectus:

Columbia Variable Portfolio-Strategic Income Fund is added in the section “Underlying Funds — Fixed Income” under the section More Information About the Funds — Principal Investment Strategies of the Funds.

The information in Appendix A regarding Columbia Variable Portfolio-Strategic Income Fund is added as follows:

Underlying Funds	Investment Objectives and Strategies

Fixed Income Funds

Columbia Variable Portfolio-Strategic Income Fund
The Fund seeks total return, consisting of current income and capital appreciation.

Under normal circumstances, the Fund invests primarily in debt securities in the following three segments of the debt securities market: (i) securities issued by the U.S. Government and its agencies, including mortgage- and other asset-backed securities; (ii) securities issued by foreign governments, companies or other entities, including in emerging market countries and non-dollar denominated securities; and (iii) below investment grade corporate debt securities or unrated corporate debt securities determined by Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Adviser), to be of comparable quality, which are commonly referred to as “junk bonds.” The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. The Fund also may invest in private placements.

The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

The information in Appendix A regarding Columbia Variable Portfolio-Global Bond Fund is revised as follows:

Underlying Funds	Investment Objectives and Strategies

Fixed Income Funds

Columbia Variable Portfolio-Global Bond Fund
The Fund seeks to provide shareholders with high total return through income and growth of capital.

The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high- and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and/or capital appreciation by buying below investment grade bonds (junk bonds). The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

In addition, in pursuing its objective, the Fund, relying on quantitative and qualitative analyses, may enter into various currency-, interest rate- and credit-related transactions involving derivatives instruments, including futures contracts (such as currency, bond, treasury, index and interest rate futures) and forward foreign currency contracts (forwards). The use of these derivatives instruments allows the Fund to obtain net long or net negative (short) exposure to selected currencies, interest rates, and durations risks.

Appendix B is amended by adding the following Risks:

Asset-Backed Securities Risk — The value of the underlying fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the underlying fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Counterparty Credit Risk.  The underlying fund is subject to the risk that a counterparty to a financial instrument entered into by it or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the underlying fund. The underlying fund may obtain no or only limited recovery in a bankruptcy or other organizational proceeding, and any recovery may be significantly delayed. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Derivatives Risk — Forward Foreign Currency Contracts.  The underlying fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the underlying fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. Currency contracts may fall in value due to foreign currency value fluctuations. The underlying fund may enter into forward foreign currency contracts for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The underlying fund’s investment or hedging strategy may be unable to achieve its objectives. The underlying fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency contract.

Derivatives Risk — Futures Contracts.  The underlying fund may enter into futures contracts, including currency, bond, treasury index and interest rate futures for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The underlying fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The underlying fund’s investment or hedging strategies may be unable to achieve their objectives.

Dollar Rolls Risk — Dollar rolls are transactions in which the underlying fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the underlying fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the underlying fund’s portfolio turnover rate. If the underlying fund reinvests the proceeds of the security sold, the underlying fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Issuer Credit Risk.  Issuer credit risk is the risk that fixed-income securities in the underlying fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security may or will default or otherwise become unable or unwilling to honor its financial obligations. Lower quality securities held by the underlying fund present increased issuer credit risk.

Low and Below Investment Grade Securities Risk — Debt securities with the lowest investment grade rating (e.g., BBB by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P), or Fitch, Inc. (Fitch) or Baa by Moody’s Investors Service, Inc. (Moody’s)), or that are below investment grade (which are commonly referred to as “junk bonds”) (e.g., BB or below by S&P or Fitch or Ba by Moody’s) are more speculative than securities with higher ratings. These securities tend to be more sensitive to credit risk, particularly during a downturn in the economy, which is more likely to weaken the ability of the issuers to make principal and interest payments than higher-rated securities. These securities typically pay a premium — a higher interest rate or yield — because of the increased risk of loss, including default. These securities also are generally less liquid than higher-rated securities. The securities ratings provided by Moody’s, S&P and Fitch are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid.

Mortgage-Backed Securities Risk — The value of the underlying fund’s mortgage-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the underlying fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Portfolio Turnover Risk.  The underlying fund’s investment manager may actively and frequently trade securities or other instruments in the underlying fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the underlying fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the underlying fund due to an increase in short-term capital gains. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the underlying fund. The trading costs and tax effects associated with portfolio turnover may adversely affect the underlying fund’s performance.

Shorting Risk.  The underlying fund establish short positions which introduce more risk to the underlying fund than long positions (where the underlying fund owns the currency or instrument) because the maximum sustainable loss on a currency or instrument purchased (held long) is limited to the amount paid for the currency or instrument plus the transaction costs, whereas there is no maximum price of the shorted currency or instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The underlying fund’s use of short positions in effect “leverages” the underlying fund. Leverage potentially exposes the underlying fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns.

Sovereign Debt Risk.  A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Obligations Risk — U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks.

Valid until next update.

S-6534-5 A (5/11)